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                                                                Exhibit 10.34


                                 LOAN AGREEMENT

     AGREEMENT entered into this 31st day of March, 2000 by and between Boston Biomedica, Inc., a corporation organized pursuant to the laws of the Commonwealth of Massachusetts with a principal place of business at 375 West Street, West Bridgewater, Massachusetts ("Borrower") and COMMERCE BANK & TRUST COMPANY, a Massachusetts banking corporation with a principal place of business at 386 Main Street, Worcester, Massachusetts ("Lender").

     WHEREAS, Borrower desires to borrow a total of Two Million Nine Hundred Thousand and 00/100 Dollars ($2,900,000.00) from the Lender to provide Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars in working capital to the Borrower and Four Hundred Thousand and 00/100 ($400,000.00) Dollars to be used to acquire and renovate real property at 80 Manley Street, West Bridgewater, Massachusetts (the "Stated Purpose") to be secured by real property located at 375 West Main Street, West Bridgewater, Massachusetts and, if and when purchased by Borrower the real property at 80 Manley Street, West Bridgewater, Massachusetts (hereinafter collectively the "Premises");

     NOW, THEREFORE, the parties mutually agree as follows:

I.   LOANS.

     A.   AMOUNT.

     Lender hereby agrees to lend to Borrower the sum of Two Million Nine Hundred Thousand and 00/100 Dollars ($2,900,000.00) to be evidenced by a promissory note described in Section II(B)(1)(a) below, such loan to be upon the terms and conditions set forth in this agreement (the "Loan"). Borrower shall borrow Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars this date and the balance of Four Hundred Thousand and 00/100 ($400,000.00) if Borrower exercises its right to purchase the real property at 80 Manley Street and upon the conditions set forth in a commitment letter of February 24, 2000 from Lender to Borrower.

     B.   USE OF PROCEEDS.

     Borrower agrees to use the loan proceeds solely for the Stated Purpose.

II.  AGREEMENTS.

     A.   GENERAL PROVISIONS.

     Capitalized terms not otherwise defined herein shall have the respective meanings

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assigned to them in the Loan Documents (as defined below) where they are defined. In the event of any inconsistencies or conflicts between any of the other Loan Documents in the provisions hereof, then the terms of this agreement shall govern.

     B.   LOAN DOCUMENTS.

     1. Simultaneously with the execution of this Agreement, the Borrower shall execute and deliver agreements in form and substance satisfactory to the Lender and its counsel, to reflect the terms and conditions of this Agreement. Such documents shall include, without limitation, the following documents of even date herewith:

          (a) NOTE. Borrower shall execute and deliver a Promissory Note in the form attached hereto as EXHIBIT A, incorporated herein by reference (the "Note").

          (b) MORTGAGE. Borrower shall execute and deliver a mortgage and security agreement relating to the Premises (the "Mortgage"). The real property covered by the Mortgage is referred to as the "Mortgaged Premises" and the personal property in which a security interest is granted by the Mortgage shall be the "Collateral". Collectively, the Mortgaged Premises and the Collateral; shall be referred to as the "Mortgaged Property".

          (c)  COLLATERAL ASSIGNMENTS.  Borrower shall execute and deliver:

               (i) a Collateral Assignment of Leases and Rents with respect to the Mortgaged Property (the "Lease Assignment"); and

               (ii) a Collateral Assignment of Licenses and Permits with respect to the Mortgaged Property, in conjunction with the purchase of 80 Manley Street, as set forth above, (the "Permit Assignment")

(Collectively, the Lease Assignment and the Permit Assignment shall be referred to as the "Conditional Assignments".)

     2. This Agreement, the Note, the Mortgage, the Conditional Assignments, and each of the documents, agreements and writings executed and delivered in connection herewith or therewith or with regard thereto, including, without limitation, the documents executed in connection with the Loan, as each may be further amended, supplemented, modified or replaced, are collectively referred to herein as the "Loan Documents".

     3. The word "Entity" includes any person, trust, partnership, proprietorship, corporation, government, unit of any government, or any other association.

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     4.   The word "Obligations" is intended to be used in its most
comprehensive sense. Obligations include any and all advances, debts, and Liabilities of the Borrower to Lender, previous, now, or hereafter made, incurred or created, whether voluntary or involuntary, whether as the result of loans, other credit transactions, imposed by law or however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, whether or not such Obligations are evidenced by a writing, whether or not such Obligations arise from the sale of goods, the loaning of money, or otherwise, whether or not such Obligations are presently contemplated by the parties, or whether Borrower is liable individually or jointly with others, including without limitation the loan evidenced by the Note.

     C.   REPRESENTATIONS. WARRANTIES AND COVENANTS.

     The Borrower represents, warrants and covenants the following:

     1. NO NOTICE OF VIOLATIONS. Neither the Borrower, nor the management agent or similar party for the Mortgaged Property, has received any notice or communication (i) from any public authority that the Mortgaged Property does not comply with zoning, environmental or subdivision laws or that there exists any condition which violates any municipal, county, state or federal law, rule or regulation; (ii) from any insurance carrier of the Mortgaged Property regarding any dangerous, illegal or other condition requiring any corrective action; (iii) regarding any litigation or proceeding, pending or threatened, against or relating to the Mortgaged Property; (iv) regarding any taking, condemnation or assessment, actual or proposed, with respect to the Mortgaged Property; or (v) regarding any hazardous materials (as defined in any relevant governmental law and/or regulation) on the Mortgaged Property.

     2. MORTGAGE REPRESENTATIONS. All representations and warranties contained in the Mortgage, the Note, and the other Loan Documents are true, accurate and complete in all material respects on the date hereof as if made and incorporated by reference herein.

     3. PRIORITY LIEN. The Mortgage secures the Note, and such security is and shall remain superior to all other mortgages, liens and encumbrances on the Mortgaged Property.

     4. NO AGREEMENT. As of the date hereof, there are no agreements affecting or relating to the Mortgaged Property and no balances due for any goods, services or labor supplied to or for the benefit of the Mortgaged Property, other than those relating to the normal operation of the Mortgaged Property, which have been contracted for by or on behalf of the Borrower or any management agent, disclosed to Lender in writing prior to the execution of this agreement and listed on EXHIBIT B, attached hereto and incorporated herein by reference. To the extent any claims are made against the Lender or the Mortgaged Property as a result of any such agreement, the Borrower shall pay such claims promptly when due.

     5. AUTHORITY. The Borrower has taken all requisite action necessary to effect this

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Agreement and the amendments and the other documents, instruments, agreements and certificates to be executed in connection with and pursuant to this Agreement and the terms, conditions and provisions contemplated herein and therein. All actions have been duly taken to authorize and direct the officer or officers of Borrower to execute and deliver this Agreement and all documents, instruments, agreements and certificates contemplated herein and to carry out the terms, conditions, provisions and agreements contemplated herein and therein. The Borrower and the individual(s) signing on behalf of Borrower, have the full right, power and authority to execute and deliver this Agreement, all documents, instrument and agreements contemplated herein and all terms, conditions and provisions of this Agreement. This document and the delivery and performance of the Loan Documents are within Borrower's corporate powers, have been duly authorized by vote of the Board of Directors and (if legally required) by Borrower's Stockholders, and do not violate the terms of Borrower's Articles of Organization, its by-laws, or of any indenture, promissory note, agreement, undertaking, arbitration award, judgment, court decision, court order, statute, regulation, or governmental order to which Borrower is a party or by which it is or will become bound or affected. All necessary authorizations by all Entities have been procured. The loan Documents are valid and binding in accordance with their terms and are neither voidable nor void.

     6. NO CONFLICT OR DEFAULT. The execution and delivery of this Agreement and all instruments, agreements and documents contemplated herein do not and will not conflict with, and are not and will not be in violation of, and do not and will not constitute a default under any mortgage, deed of trust or other agreement or instrument to which the Borrower is a party or by which any of them is bound, or any statute, rule or regulation, order, injunction or decree.

     7. FINANCIAL STATEMENTS. The financial statement of the Borrower most recently provided to Lender (the "Financial Statements") is true, accurate and complete and fairly present the financial condition of the Borrower as of the date thereof, and there has been no material change in the financial condition of the Borrower from the date thereof to the date hereof. The operating statements for the Mortgaged Property most recently delivered to Lender are true, accurate and complete and fairly present the operations of the Mortgaged Property, and there has been no material change in the operations of the Mortgaged Property from the date thereof to the date hereof.

     8. COUNSEL. The Borrower has entered into this Agreement freely after consultation with competent counsel concerning the purpose and effect of this Agreement and the other Loan Documents and is entering into this Agreement and the other Loan Documents as its free act and deed.

     9. BANKRUPTCY. The Borrower has never (i) commenced a voluntary proceeding seeking relief with respect to itself, or its debts, under any bankruptcy, insolvency or other similar law, (ii) sought appointment of a trustee, receiver, liquidator or other similar official for itself or any part of its assets, (iii) consented to any of the foregoing in any involuntary

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proceeding against it, (iv) generally not paid its debts as they became due, (v)
admitted in writing its inability to do so, (vi) made an assignment for the benefit of creditors, (vii) offered to or entered into any composition, extension, reorganization or other agreement or arrangement with its creditors, or (viii) had an involuntary proceeding commenced against it seeking relief with insolvency or similar law, or seeking appointment of a trustee, receiver, liquidator or similar official for it or any part of its assets.

     10.  MORTGAGED PROPERTY.

          (a) There are no service contracts, management agreements or other agreements or understandings relating to the Mortgaged Property except as set forth on EXHIBIT C attached hereto.

          (b) No rent has been paid by any tenant or occupant at the Mortgaged Property for more than one (1) month in advance, and the date through which each lessee or occupant at each of the Mortgaged Property has been paid rent is set forth on the Rent Roll.

          (c) All security deposits and last months' rents received from lessees or occupants at the Mortgaged Property have at all times, and will at all times, be held by the Borrower in accordance with all applicable laws.

     11. PLACE OF BUSINESS AND RECORDS. Borrower has no place of business other than that shown on the first page of this document (the "Business Address") and the Mortgaged Property. Borrower keeps its records concerning accounts and contract rights at the Business Address and any other property at one of such places of business.

     12. CORPORATION, QUALIFIED AND IN GOOD STANDING. Borrower is a corporation duly organized and existing in good standing under the laws of the Commonwealth of Massachusetts, and is duly qualified to do business in good standing under the laws of each state whether the nature of the business done or property owned requires such qualification.

     13. CHANGES IN FINANCIAL STATEMENTS. Since the date of the financial statements referred to in the section called "Financial Statements", there has not been:

          (a) any change in the condition of Borrower's assets or Liabilities, other than immaterial changes in Borrower's ordinary course of business;

          (b)  any material depletion of cash or decrease of working capital;

          (c) any material damage, destruction or loss, whether or not covered by insurance, of Borrower's property or business;

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          (d)  any direct or indirect declaration of or establishment of a reserve with respect to any dividend, any distribution with respect to Borrower's stock, or any redemption, purchase, or acquisition of any interest in Borrower's stock;

          (e) any materially adverse: (i) controversy or problem with any labor organization or employees; (ii) problems involving any Federal, State, or local governmental agencies; or (iii) other event or condition affecting the business or properties of Borrower.

          (f) any existence of or release of hazardous waste on any of the Mortgaged Property.

     14. NO UNDISCLOSED LIABILITIES. Borrower has no Liabilities, material in the aggregate, which are not disclosed in the Financial Statements.

     15. PROPERTY. Borrower owns all of the Mortgaged Property and has full, good, clear and marketable title thereto, free and clear of all liens, encumbrances, and security interests, except in favor of Lender.

     16. STOCK, BOOKS AND RECORDS. All of Borrower's issued and outstanding capital stock has been properly issued. All Borrower's books and records (including, but not limited to, its minute books, by-laws and books of account) are accurate and current without misleading omissions. All such books and records will be accurately and currently maintained without misleading omissions.

     17. LICENSES, FRANCHISES AND APPROVALS. Borrower has obtained all licenses, franchises and approvals required by any Entity for the unrestricted and lawful operation of Borrower's business, including without limitation the operation of the Mortgaged Property, and properties as now conducted and as contemplated for the future, without infringing any Entity's rights.

     18. ACCOUNTS. All accounts and contract rights held by Borrower are and will continue to be valid and enforceable and are collectible in full without discount, offset or defense in the ordinary course of business.

     19.  COMPLIANCE WITH LAWS. Borrower is in compliance with all applicable
Laws.

     20.  COMPLIANCE WITH SUPERFUND AND HAZARDOUS WASTE LAWS.

          (a) The Borrower warrants and represents that there is no "oil", "hazardous materials", "hazardous wastes" or "hazardous substances" (collectively, the "Materials"), as such terms are defined under the Comprehensive Environmental Response, Compensation, and

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Liability Act, 42 U.S.C. Section 9601, ET SEQ., as amended, the Resource
Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 ET SEQ., as amended, and the regulations promulgated thereunder, and all applicable state and local laws, rules and regulations, including, without limitation, Massachusetts General Laws, Chapters 21C and 21E, (collectively the "Superfund and Hazardous Waste Laws") in or on the Mortgaged Property, except those for which Lender has given prior written approval, and then only to the extent that the presence of Materials is (i) properly licensed and approved by all appropriate governmental officials and in accordance with all applicable laws and regulations, and (ii) in compliance with any terms and conditions stated in the prior written approval issued by the Lender.

          (b) The Borrower covenants to comply with the requirements of the Superfund and Hazardous Waste Laws and to promptly notify Lender of the presence of any Materials in or on the Mortgaged Property. The Borrower hereby covenants to protect, indemnify, and hold Lender harmless from and against any and all losses, costs, damages and liabilities, including attorneys' fees and costs of litigation, suffered or incurred by Lender on account of the presence of any such Materials in or on the Mortgaged Property, including, without limitation, any such losses, costs, damages or liabilities arising from a violation of any of the Superfund or Hazardous Waste Laws.

          (c) In addition to the Events of Default set forth in Section II(W) of this Loan Agreement, the Borrower shall be deemed to be in default hereunder upon the occurrence of any of the following Events of Default:

               (i) if the Borrower fails to comply with any of the covenants and representations set forth in this Section II(C)(21);

               (ii) if at any time any representation or warranty made by the Borrower in this Section II(C)(21) shall be incorrect;

               (iii) if any Materials become present in or on the Mortgaged Property during the term of this Loan, except those for which Lender has given prior written approval, and then only to the extent that the presence of the Materials is
                      (1) properly licensed and approved by all appropriate governmental officials in accordance with all applicable laws and regulations, and (2) in compliance with any terms and conditions stated in the prior written approval issued by the Lender;

               (iv) if at any time there is a discharge, deposit, injection, dumping, spilling, leaking, incineration or placing of any Materials into or on the Mortgaged Property; or

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               (v)    if at any time, the use, generation, treatment, storage
                      or disposal of any Materials on the Mortgaged Property is in violation of applicable laws and regulations.

          (d) Notwithstanding the foregoing, however, if the Borrower (i) promptly gives the Lender notice of the presence of any Materials in or on the Mortgaged Property; (ii) complies with any notice requirements imposed by any of the Superfund and Hazardous Waste Laws; (iii) promptly commences to arrange for the cleanup of such Materials and/or containment of Materials where there is a threat of release; and (iv) demonstrates to the Lender's satisfaction that the Borrower has the financial resources to perform the cleanup and/or containment, as the case may be, through to completion by using best efforts, the Lender agrees not to (a) exercise any action to cure Borrower's default, (b) foreclose the Mortgage and Security Agreement, (c) accelerate payment under the Note, or
(d) avail itself of any other remedies available to the Lender, unless in the Lender's sole judgment the exercise of any such remedies is necessary to protect the security of the Loan.

THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT ARE PART OF THE CONSIDERATION INDUCING THE LENDER TO ENTER INTO THIS AGREEMENT, AND THE AGREEMENTS BY THE LENDER CONTAINED IN OR GIVEN PURSUANT TO THIS AGREEMENT ARE EXPRESSLY CONTINGENT UPON THE ACCURACY OF THE FOREGOING REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THIS SECTION. IN THE EVENT ANY SUCH PROVISION IS MATERIALLY FALSE OR MISLEADING, THEN THE BORROWER SHALL INDEMNIFY AND HOLD THE LENDER HARMLESS FROM ALL LIABILITY, HARM, COSTS AND EXPENSES ARISING THEREFROM (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS.)

     D.   BORROWER'S AGREEMENTS.

     1. TAXES. Subject to Lender's escrow requirements provided for in the Mortgage, Borrower will promptly pay when due all taxes and assessments upon the Mortgaged Property, upon its use and operation, with respect to this document, or the granting, recording, or perfection thereof, or upon any note or notes or other negotiable instrument evidencing the Obligations, including without limitation the Loan. Borrower will also pay all real and personal property taxes, assessments and charges, and all franchise, income, unemployment, old age benefit, withholding, sales, license, and other taxes assessed or levied against it or payable by it. All taxes will be paid in a timely manner, and in any event at such time and in such manner as to prevent any penalty from occurring or any lien or charge from attaching to its property. Borrower will, at the request of Lender, promptly furnish Lender the bills for all paid taxes and the receipts showing payment of them.

     At the option of Lender, Borrower will furnish to Lender proof satisfactory to Lender that deposits for FICA and withholding taxes have been made as and if required. Such proof will be furnished within five days after the accrual of Borrower's duty to make such deposits.

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     2.   ADVERSE LIENS AND ENCUMBRANCES. Borrower will keep all Mortgaged
Property free from all adverse liens, security interests, mortgages, and encumbrances, whether or not having priority over Lender's security interest. Borrower will not execute or become bound by any certificate, document, or agreement which in any way conflicts with this document, or which would result in the acquisition by a third party of any interest having priority over the Mortgaged Property. Borrower will not execute or allow any adverse financing statement, mortgage, or notice of lien covering any of the Mortgaged Property to be on file in any public office.

     3. NO UNREASONABLE COMPENSATION. Borrower will not pay unreasonable compensation to any of its officers, directors or employees.

     4. DIVIDENDS AND STOCK TRANSACTIONS. The Borrower will pay no dividends either in cash or kind on any class of its capital stock. Borrower will make no distribution on account of its stock, nor redeem, purchase or otherwise acquire, directly or indirectly, any of its stock.

     5. SECURITIES, PURCHASES, INVESTMENTS, BORROWING. Borrower will not purchase or invest in any stock or securities of any Entity. Borrower will not make investments in or become or continue to be a creditor or debtor of any entity except for reasonable deposits under purchase contracts in the ordinary course of business, and sales of finished goods in the ordinary course of business on normal credit terms to customers.

     6. TRANSACTIONS WITH INTERESTED PERSONS. Borrower will not enter into any unreasonable transaction or agreement with persons or organizations who hold Borrower's stock, or who are officers, directors, or employees of Borrower, or who are controlling persons of Borrower as the term "controlling person" is used in the Securities Act of 1933 and the Securities Exchange Act of 1934. Whether a transaction or agreement is unreasonable is intended to be determined in accordance with past practice.

     7. NO TRANSACTIONS OTHER THAN IN THE ORDINARY COURSE. Borrower will not enter into any transaction other than in the ordinary course of business.

     8. OTHER LIABILITIES. Borrower will not incur, create, assume, suffer, permit to continue, or be liable for any liabilities whatsoever, other than: (a) Obligations to Lender, (b) existing liabilities to Fleet National Bank and (c) current liabilities arising in the ordinary course of business, not including borrowing.

     9. CORPORATE EXISTENCE. Borrower will maintain its existence as a Massachusetts corporation in good standing and will promptly and duly qualify to do business in any jurisdiction in which qualification is required. Borrower will not alter or amend its capital structure, transfer any interest in treasury stock, issue any authorized but unissued stock, increase its authorized stock, or alter in any way the rights of its existing stockholders.

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     10.  MERGERS.  Borrower will not merge or consolidate or be merged with or into any other corporation or Entity.

     11. FINANCING STATEMENTS. Borrower hereby agrees to execute and deliver to Lender any financing statement, continuation statement or other notice which Lender believes to be necessary or desirable to protect its interest under this agreement. Borrower will reimburse Lender for the costs of filing or recording such statements or notices.

     12. SUPPLEMENTAL AGREEMENTS. Borrowers will execute or endorse and deliver to Lender supplemental agreements, or documents in such forms as Lender may require, to effectuate the purposes of this agreement.

     13. RECORDS. Borrower will maintain records relating to the Mortgaged Property clearly identifying the Mortgaged Property and its location. In case of accounts receivable, the records will show the name and address of the Entity owing the receivable to the Borrower, the amount owed, and the date the debt was incurred. Borrower will maintain such evidence of accounts receivable as will allow their proof in a court of competent jurisdiction. Borrower will maintain financial records, including, but not limited to, balance sheets and statements of profit and loss.

     All records shall be in form and contents satisfactory to Lender. Borrower will also maintain such other records as it is required to maintain by law. All records will be maintained in accordance with generally accepted accounting principles, consistently applied. They will truly, clearly, and accurately reflect the events, transactions or information they purport to reflect, without misleading statements or omissions. They will be maintained promptly and currently in a complete and businesslike manner.

     14. NOTIFICATION OF CHANGES. Borrower will promptly notify Lender in writing of (a) any change in the location of any place of business or of its name; (b) its intention to change the location of any Collateral; (c) the establishment of any new place of business; (d) its intention to change the location of the office in which its records described in this document are kept;
(e) any material adverse change in Borrower's financial condition; (f) the threat or initiation of any claim, assessment, arbitration proceeding or litigation which might have a material adverse effect upon Borrower, its or his/her financial condition, or the Mortgaged Property if adversely determined; and (g) the occurrence of any event which does or might constitute a default thereunder. "Promptly" means as soon as possible, but in no event more than two business days.

     15. COMPLIANCE WITH OTHER AGREEMENTS. Borrower will comply with the terms and conditions of any other agreement between it and Lender. Borrower will also comply with the terms and conditions of any agreement to which it is bound, even if Lender is not a party.

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     16.  COMPLIANCE WITH LAWS. Borrower will comply with all applicable laws.

     17. MAINTENANCE OF CURRENT BUSINESS. Borrower will not change its current business without the prior written approval of Lender.

     18. NO CHANGE IN OFFICERS AND DIRECTORS. Borrower shall not remove Richard Schumacher as its Chief Executive Officer without thirty days prior written notice to Lender. Lender may, at its sole discretion, declare any change in Borrower's CEO to be a default hereunder by written notice to Borrower sent within thirty days after the receipt by Lender of Borrower's notice of change.

     19. APPLICATION OF PROCEEDS. Lender may apply proceeds of the Mortgaged Property, recoveries with respect to the Obligations, and payments to one or more of the Obligations and among principal or interest as Lender in its sole discretion may determine.

     20. APPRAISALS. At Lender's option, in the Event of a Default by Borrower or a change in Bank regulations requiring an appraisal, Lender may obtain either an MAI appraisal or an update to an existing appraisal (the selection of which shall be made in the Lender's discretion) for the Mortgaged Property, each such appraisal or update shall be prepared by an appraiser selected by the Lender and shall be at the Borrower's sole cost and expense. The Borrower shall cooperate with all appraisers performing any such appraisal (or any other appraisal of the Premises), which cooperation shall include, without limitation, allowing appraisers access to the Mortgaged Property and to the Borrower's books and records and to all other information requested by such appraisers. Such appraisals will be the property of the Lender only, and Lender shall have no obligation to disclose such appraisal to Borrower or any other person or entity. Unless an Event of Default shall occur and be continuing, notwithstanding anything to the contrary contained herein, Lender may require a maximum of one appraisal per year.

     E.   ACCESS.

     Upon reasonable notice to the Borrower, the Lender and its employees, agents, representatives and contractors shall have access to the Mortgaged Property at any time and from time to time for the purpose of inspecting, testing, and conducting engineering and environmental studies thereon and thereat.

     F.   RESERVATION OF RIGHTS.

     If any Event of Default occurs, the Lender reserves any and all of its rights and remedies which it may have under the Loan Documents or at law or in equity.

     G.   COSTS OF COLLECTION: COST OF AMENDING AND ADMINISTERING LOAN.

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     If an Event of Default occurs, then the Borrower shall be responsible to pay, on demand, all costs and expenses (including, without limitation, attorneys' fees and costs) that the Lender incurs in connection with the collection and enforcement of all obligations owed or required to be performed under this Agreement and the other Loan Documents.

     The Loan shall be made without cost to the Lender. The Borrower shall pay to Lender any and all, commissions, costs, charges, taxes and other expenses incurred by Lender in connection with the Loan (including, without limitation, fees and disbursements of Lender's counsel and the cost of appraisals) and thereafter any such fees, commissions, costs, charges taxes and expenses incurred by Lender from time to time in connection with the making, administering and collecting of the Loan, including, but not limited to, fees and disbursements of Lender's counsel (including counsel providing title reports and title policies or endorsements when applicable), appraisal fees, fees of the Lender's consultants, engineers and inspectors, fees and charges for surveys, costs of audits of books and records of Borrower, title insurance charges, mortgage taxes, and all recording and filing fees and charges.

     H.   FURTHER ASSURANCES.

     The Borrower agrees to execute and deliver or cause to be executed and delivered from time to time such additional instruments, documents and agreements as the Lender may reasonably request to carry out the terms of this Agreement, or to further evidence, secure, effectuate or perfect its obligations to the Lender under the Loan Documents or the Lender's interest or priority in the collateral granted to secure such obligations, including, without limitation, any subordination agreements necessary to insure the Mortgage and the Conditional Assignments and all amounts secured or to be secured thereby are and shall be superior to all mortgages, liens and encumbrances on the Mortgaged Property.

     I.   WAIVER: MODIFICATION.

     In no event shall any action, inaction or waiver by the Lender on any one or more occasions constitute a waiver of any past, present or future defaults by the Borrower under this Agreement or the other Loan Documents. To be effective against Lender, a waiver, modification or amendment with respect to this Agreement or any other Loan Document must be executed in writing by a duly-authorized officer of Lender and expressly specify the exact defaults or provisions which are being waived. In no event shall any oral agreements, promises, or the like be effective to modify, terminate, extend or otherwise amend this Agreement or the other Loan Documents.

     J.   MULTIPLE COUNTERPARTS.

     This Agreement may be executed in multiple counterparts, each of which shall constitute an executed whole, but which together shall constitute only one instrument.

     K.   GOVERNING LAW.

     This Agreement and the rights and obligations of the parties hereto under this Agreement and the other Loan Documents shall in all respects be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to Massachusetts principles of conflicts of laws.

     L.   NOTICES.

     All notices or other communications required or provided for under this Agreement or any other Loan Document shall be in writing and shall be given to the party to which such notice is required or permitted to be given at the address or telex or telecopier number set forth below (or at such other address or hereto may hereafter specify to the others by notice in writing), and, unless otherwise specified herein, shall be deemed delivered (a) on receipt, if teletransmitted or delivered by hand, or (b) on the earlier of the date of receipt or three (3) Business Days after mailing, if mailed by registered or certified mail, postage prepaid. A "Business Day" shall mean any day on which banking institutions in Worcester, Massachusetts, are not required by law to remain closed.

     If to Borrower:
     Richard T. Schumacher, President
     Boston Biomedica, Inc.
     375 West Street
     West Bridgewater, MA 02379

     If to Lender to:
     Commerce Bank & Trust Company
     386 Main Street
     Worcester, MA 01608
     Attn: Senior Loan Officer

     M.   SET-OFF.

     The Borrower grants to Lender, as security for all of Borrower's Obligations, a direct and continuing lien and security interest in and upon all deposits, balances and other sums credited by or due from Lender to the Borrower. If any payment is not made when due under any of the Loan Documents, after giving regard to applicable grace periods, if any, specified therein, or if any Event of Default or other event which would entitle the Lender to accelerate the Loan occurs, any such deposits, balances or other sums credited by or due from the Lender to the Borrower (excluding deposits which the Borrower is holding in trust or escrow for the sole benefit of third parties and which the Borrower has previously designated to the Lender as being so held) may to the fullest extent permitted by law at any time or from time to time, without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise all of which are hereby waived, be set off, appropriated and applied by the Lender against any and all of Borrower's Obligations irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as Lender in its sole and absolute discretion may determine. Within five (5) business days of making any such set off, appropriation or application, the Lender agrees to notify the Borrower, as the case may be, thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. The rights of the Lender under this Section are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which the Lender may have.

     N.   SUCCESSORS AND ASSIGNS.

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     O.   WAIVER OF DEFENSES.

     Without limiting any of the releases contained herein or in any other Loan Document, the Borrower hereby (a) waives presentment, demand, protest and all suretyship defenses and other rights and defenses in the nature thereof; (b) waives any defenses based upon and specifically assent to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearance which may be granted by he Lender to the Borrower or other party; (c) agrees to any substitution, exchange, release, surrender or other delivery of any collateral now or hereafter held to secure the Note, this Agreement or any other of the Loan Documents and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that the invalidity or unenforceability to any extent of any agreement providing collateral for the Loan Documents, including, without limitation, this Agreement and the Note, shall not vitiate the liability of the borrower or any such other party know or hereafter liable hereon; and (e) agrees to be bound by all the terms contained in this agreement and in the Loan Documents and all other instruments now or hereafter executed, evidencing or governing this agreement, the loan or all or any portion of the collateral securing such loan arrangements or agreements.

     P.   RIGHTS CUMULATIVE.

     The rights, remedies and powers of Lender hereunder or under any other Loan Document and all options given to the Lender are for its benefit and are cumulative, and not alternative or exclusive of any other rights, remedies or powers its would otherwise have, and such rights, remedies and power shall and may be exercised in such order and in such combination as Lender in its sole discretion may from time to time decide.

     Q.   PARTIAL INVALIDITY.

     In case any one or more of the provisions of this Agreement or the Loan Documents now or hereafter executed are held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Each of the provisions of every Loan Document shall be enforceable by the Lender to the fullest extent now or hereafter permitted by law.

     R.   INTEGRATION.

     This Agreement supersedes all prior agreements between the parties with respect to the Loans, other than the Loan Documents, whether oral or written, including, without limitation, all correspondence and discussions between the parties' respective counsel. This Agreement and the Loan Documents constitute the sole and entire agreement between the parties with respect to the Loan Documents and the obligations thereunder.

     S.   NO CHANGE IN TITLE, OWNERSHIP AND MANAGEMENT.

     Borrower shall keep the Mortgaged Property free from any and all additional liens or encumbrances, senior or junior to Lender's interest, and shall not execute any instrument, or do any act whatsoever, that in any way would or may adversely affect title to the Mortgaged Property. The Borrower shall not, without the prior written consent of the Lender in each instance:

          (i) sell, convey, assign or transfer or permit the sale, conveyance, assignment or transfer of all or any part of any legal or beneficial interest in the Mortgaged Property; or

          (ii) dispose of, delegate or change in any manner the management or beneficial ownership of the Mortgaged Property.

     T.   NO PARTNERSHIP.

     Nothing contained in this Agreement or in any of the other Loan Documents shall be construed in any manner to create any relationship between the Lender and the Borrower other than the relationship of lender and borrower; and the Lender and the Borrower shall not be considered partners or co-venturers for any purpose.

     U.   THIRD PARTY BENEFICIARIES.

     The Borrower acknowledges and agrees that this Agreement shall not create any obligations on the part of the Lender to third parties that have a claim of any kind whatsoever against the Borrower or any of the Mortgaged Property, and that the Lender does not assume or agree to discharge any liabilities pertaining to any property which might be security for any of the obligations referred to herein. No person not a party to this Agreement shall have third party beneficiary or other similar right hereunder. The parties hereto do not intend to benefit any third parties.

     V.   EVENT OF DEFAULT.

     If (a) the Borrower shall default (i) in the payment when due of any payments due under the Loan Documents, or (ii) in the performance or observance of any other term, covenant or condition of any of the Loan Documents continuing beyond any applicable grace period specified therein; or (b) any representation or warranty made by the Borrower shall prove to have been false in any material respect when made or any representation or warranty was not made so as to make any other representation or warranty herein contained materially misleading; or
(c) an Event of Default occurs under any of the other Loan Documents, then it shall constitute an Event of Default hereunder. After the occurrence of any Event of Default, the Lender shall be entitled to whatever remedies may be available at law or in equity or under the Loan Documents, including, without limitation, specific performance or injunctive relief, and any and all other rights and remedies under the Loan Documents.

     W.   HEADINGS.

     The caption headings in this Agreement are for convenience and reference only, and are not intended to be a part of this Agreement and shall not be construed to define, modify, alter, or describe the scope or intent of any of the terms, covenants or conditions of this Agreement.

     X.   DEBT SERVICE COVERAGE RATIO.

     Lender may annually, based on an evaluation of Borrower's financial statements for the prior calendar year, determine whether the Debt Service Coverage Ratio (as defined below) determined as of each January 1st (commencing January 1, 2001) is equal to or greater than 1.25:1.00. If, based on such evaluation, the Debt Service Coverage Ratio is equal to less than 1.25:1.00, then Lender may, at its option, require Borrower to provide Lender with additional collateral satisfactory to Lender or to reduce the principal balance of the Loan, so that the Debt Service Coverage Ratio as reasonably estimated by Lender for the current year is equal to or greater than 1.25:1.00. The failure or inability of Borrower to reduce the principal balance or provide such additional collateral within fifteen (15) days after request by Lender shall be, at

Lender's option, an Event of Default hereunder and under every other Loan Document.

     The term "Debt Service Coverage Ratio" shall mean the ratio of Borrower's Net Income to Borrower's Debt Service for the prior twelve consecutive months, all determined in accordance with generally accepted accounting principles, consistently applied. The term "Net Income" for purposes of the Debt Service Coverage Ratio shall mean net profit after taxes plus depreciation and capital expenditures, which are capitalized and not expensed. The term "Debt Service" shall mean all payments of principal and interest and other charges due in payment of long term debt plus increases in long term debt used to finance capital expenditures.

     To the extent Fleet Boston Financial waives Borrower's compliance with the Debt Service Coverage Ratio in its relationship with Borrower, then Lender will waive the compliance with this covenant.

     Y.   LOAN TO VALUE

     The loan amount shall not exceed eighty (80%) percent of the fair market value of the Premises. If, based on an appraisal, the loan amount exceeds eighty (80%) percent of the fair market value of the Premises, then Lender may, at its option, require Borrower to provide Lender with additional collateral satisfactory to Lender or to reduce the principal balance of the Loan, so that the loan amount does not exceed eighty (80%) percent of the fair market value of the Premises. The failure or inability of Borrower to reduce the principal balance or provide such additional collateral within fifteen (15) days after request by Lender shall be, at Lender's option, an Event of Default hereunder and under every other Loan Document.

III. OTHER DELIVERIES AND AGREEMENTS

     The Borrower shall deliver or cause to be delivered to Lender the following items and shall fulfill the agreements set forth below at the times set forth below:

     A. AUDITS. Lender reserves the right from time to time for so long as the Loan is outstanding to inspect, examine, audit, copy and made extracts from the books and records of Borrower during normal business hours. Borrower shall provide access to and cooperate with Lender or Lender's representatives and consultants for such purposes.

     B. TITLE INSURANCE AND CERTIFICATION AFFIDAVITS. Simultaneous with the execution hereof, the Borrower shall deliver (i) title insurance policies insuring the first priority lien of the Mortgage on the Mortgage Premises, insuring Lender that Borrower holds marketable fee simple title to the Mortgaged Property and that such Mortgage creates, a legal, valid and enforceable first position lien on Borrower's title to such property, subject only to such exceptions as Lender may approve in writing, and which shall contain no exceptions for mechanic's liens and parties in possession, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to Lender, and shall contain such endorsements and affirmative insurance as Lender may require; (ii) title reports and certification by counsel approved by Lender and Lender's counsel certifying that there are no liens, encumbrances or other title matters affecting the Mortgaged Property (other than those approved in writing by Lender); and (iii) such affidavits and certificates with respect to the Mortgaged Property as are necessary or desirable to obtain the endorsements and certifications described above.

     C.   ANNUAL REPORTS.

          1. FINANCIAL STATEMENTS. Borrower shall deliver to the Lender (a) within forty-five (45) days after close of each quarter of each fiscal year of the Borrower, a balance sheet of the Borrower as of the close of each quarter and statements of income and retained earnings for that portion of the fiscal year-to-date then ended, prepared in conformity with GAAP and certified by the president or the chief financial officer of the Borrower as accurate, true and complete; and (b) within ninety (90) days after the end of each fiscal year of Borrower, signed and sworn financial statements on an audit basis by a certified public accountant chosen by Borrower and acceptable to Lender. Such audited financial statements shall be prepared by a Certified Public Accountant and shall consist of balance sheets, sources and uses of funds, cash flow statements on all real estate owned legally or beneficially by Borrower, income statements and supporting information, including, without limitation, leases, schedule and pledge status of liquid assets, schedule of debt maturities and schedule of contingent liabilities. The financial statements shall fairly and consistently represent the financial condition of Borrower.

          2. ANNUAL RENT ROLLS. On or before April 30th of each year, Borrower shall deliver a rent roll (the "Rent Roll") listing each lessee or occupant at the Premises, and for each lease or occupancy agreement the amount of rent paid monthly, the amount of any security deposit and/or last month's rent, the commencement and expiration dates of the term, and any renewal, extension, expansion or purchase options.

     D. OPINION OF COUNSEL. Simultaneous with the delivery of this Agreement, the Borrower shall deliver to the Lender an opinion of counsel in form, scope and substance acceptable to the Lender and its counsel that this Agreement and the other documents executed in connection herewith Loan Documents are duly authorized, executed and delivered by the Borrower and are enforceable in accordance with their terms, as well as an opinion regarding the compliance of the Mortgaged Property with local zoning and applicable land use regulations.

     E. OTHER DOCUMENTS. The Borrower shall execute and deliver such other certificates, affidavits, agreements or documents as the Lender, its counsel or its title insurance company reasonably may require to effectuate this loan transaction.

     F. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents or any provision of law or equity, the Borrower hereby agrees unconditionally and irrevocable to waive:

          1. any and all rights of subrogation, whether arising under contract, 11 U.S.C. sec 509 or otherwise, to the claims of Lender against the Borrower; and

          2. any and all rights of reimbursement, subrogation, contribution or indemnity against the Borrower which may have theretofore arisen or which may thereafter arise in connection with any guaranty or pledge or grant of any liens or security interest made in connection with the obligations of the Borrower to Lender.

     The Borrower hereby acknowledges that the waiver contained in the preceding sentence ("Subrogation Waiver") is given as an inducement to the Lender to enter into this Agreement and to complete the arrangements contemplated hereby and, in consideration of the willingness of the Lender to enter into this agreement, the Borrower agress that it shall not in any way amend or modify this Subrogation Waiver without the prior written consent of the Lender in each instance.

     G. AUTOCHARGE. Borrower shall maintain with Lender an account from which Lender shall deduct the monthly payment due under the Note.

     H. PURCHASE OF 80 MANLEY STREET, WEST BRIDGEWATER. In the event the Borrower purchases the property at 80 Manley Street, West Bridgewater, ("Manley") it will execute loan documentation required by Lender to provide Lender with a first mortgage on Manley and to further memorialize Lender's requirements with respect to any renovations to Manley.

     I. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER AND THE LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. The Borrower hereby certifies that neither the Lender nor any of its representatives, agents or counsel has represented, expressly or otherwise, that the Lender would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The Borrower acknowledges that the Lender has been included to enter into this Agreement by, among other things, this waiver. Borrower acknowledges that it has read the provisions of this Agreement and in particular, this paragraph; has consulted legal counsel; understands the rights it is granting in this Agreement and is waiving in this paragraph particular; and makes the above waiver knowingly, voluntarily and intentionally.

Executed as a sealed instrument as of the date first written above.

                                   Boston Biomedica, Inc.

                                   by: /s/ Richard T. Schumacher
                                       -------------------------------------
                                   Richard T. Schumacher, its duly
                                   authorized Chief Executive Officer
                                   and Assistant Treasurer


                                   COMMERCE BANK & TRUST COMPANY

                                   by: /s/ Roger F. Allard
                                       -------------------------------------
                                       Roger F. Allard
                                       Senior Vice-President

                                   EXHIBIT "A"

                                      NOTE

$2,900,000.00                                              March 31, 2000
                                                   Worcester, Massachusetts

     FOR VALUE RECEIVED, the undersigned, Boston Biomedica, Inc., a corporation organized pursuant to the laws of the Commonwealth of Massachusetts with a principal place of business at 375 West Street, West Bridgewater, Massachusetts (herinafter called the "Borrower"), promises to pay to

                          COMMERCE BANK & TRUST COMPANY

a Massachusetts Trust Company organized pursuant to Massachusetts General Laws, Chapter 172 (hereafter referred to as the "Lender"), OR ORDER at its principal office at 386 Main Street, Worcester, Worcester County, Massachusetts, 01608 the principal sum of

      Two Million Nine Hundred Thousand and 00/100 ($2,900,000.00) DOLLARS

or the aggregate unpaid principal amount of all advances made by the Lender to the Borrower pursuant to the terms of the Agreement (as defined below), whichever is less together with interest on the unpaid principal until paid at the rate and in the manner hereafter provided in lawful money of the United States of America. The principal of this Note shall bear interest computed on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

     Principal and interest not paid when due shall bear interest at the rate set forth herein from the due date until paid.

     During the first five (5) years of this Note, the rate of interest payable hereunder shall be nine and three quarters (9.75%) percent per annum. Thereafter, interest shall be payable hereunder at the per annum rate of seven quarters of one (0.75%) percent in excess of the Corporate Base Rate then in effect. Corporate Base Rate shall mean the annual rate of interest established by the Lender from time to time as its corporate base rate.

     Equal payments of principal and interest, on the outstanding principal, shall be paid monthly in arrears beginning one (1) month from the date hereof and continuing on the same day of each month thereafter until paid in full. Notwithstanding the foregoing, Lender may adjust the monthly payments, of principal and interest annually, each change to be effective with the next monthly payment, to insure that the monthly payments will continue to result in payment in full of the obligations of the Borrower hereunder assuming an amortization term of twenty (20) year(s) from the date of the Note, the then applicable interest rate, and the balance of principal then outstanding, all to be determined by the Lender in its exclusive discretion exercised in a commercially reasonable manner.

     All indebtedness, if not sooner paid, shall be due and payable ten (10) year(s) from the date of this Note.

     The Lender may collect a late charge not to exceed five (5%) percent of any installment of principal or interest, or any other amount due to the Lender which is not paid or reimbursed by the Borrower within fifteen (15) days of the due date thereof.

     In addition to such late charge, after an Event of Default, that is not cured within any specified grace period, at the option of the Lender, the rate of interest payable hereunder may be increased by four (4%) percent per annum.

     The Borrower shall have the right to prepay this Note in part or in full without penalty, except that, if this Note is prepaid through financing with another lending institution, (i) during the first twelve months of this Note additional interest in the amount of five percent (5%) of the amount prepaid shall be paid to the Lender, (ii) during the second twelve (12) months of this Note additional interest in the amount of four percent (4%) of the amount prepaid shall be paid to the Lender, (iii) during the third twelve (12) months of this Note additional interest in the amount of three percent (3%) of the amount prepaid shall be paid to the Lender, (iv) during the fourth twelve (12) months of this Note additional interest in the amount of two percent (2%) of the amount prepaid shall be paid to the Lender, (v) during the fifth twelve (12) months and any remaining period of this Note additional interest in the amount of one percent (1%) of the amount prepaid shall be paid to the Lender.

     Borrower shall maintain with Lender an account from which Lender shall deduct the monthly payment due under the Note.

     This Note has been executed and delivered in accordance with the Loan Agreement (the "Agreement") of even date herewith between the Borrower and the Lender, incorporated herein by reference, which sets forth further terms and conditions upon which the entire unpaid principal hereunder and all interest hereon may become due and payable, and generally as to further rights of the Lender and duties of the Borrower with respect hereto.

     This Note shall become due and payable, including the entire balance of principal and interest then accrued and unpaid, prior to maturity at the option (exercisable without notice and regardless of any prior forbearance or indulgences) of the holder hereof upon any one or more of the following events, the occurrence of any of which shall be a default:

     1. default in the performance or observance of any of the agreements, covenants or conditions of this Note or contained in any instrument securing this Note (other than payments due hereunder) or in any other obligation of Borrower to Lender or any other Lender of Borrower; or

     2.   failure to make any payment due hereunder; or

     3. institution of bankruptcy or insolvency proceedings by or against the Borrower, or any endorser or guarantor not discharged within thirty (30) days after the filing thereof; or

     4. death, dissolution, termination of existence, insolvency or business failure of the Borrower; or

     5. appointment of a receiver of any part of the property of any party to the Note, levy on or attachment of any property of any such party, or an assignment for the benefit of creditors by any such party, which is not cured within sixty (60) days.

     Any deposits or other sums at any time credited by or due from the holder to Borrower or any endorser or guarantor hereof and any securities or other property of Borrower or any endorser or guarantor hereof in the possession or custody of the holder may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said respective Borrower, endorser or guarantor to the holder; and the holder on or after default in payment hereof may sell any such securities or other property at broker's board or at public sale or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived. The holder may apply or set off such deposits or other sums against said liabilities at any time in the case of Borrower, but only with respect to matured liabilities in the case of endorsers or guarantors. In case this Note shall not be paid in full whenever it shall become due, the Borrower and any endorser or guarantor hereof agree to pay all costs and expenses of collection including court costs and reasonable attorneys' fees.

     Each Borrower, guarantor, endorser or other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note (herein a "party") severally agrees, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and consents without notice or further assent (a) to the substitution, exchange, or release of the collateral securing this Note or any part thereof at any time; (b) to the acceptance by the holder or holders at any time of any additional collateral or security or other guarantors of this Note; (c) to the modification or amendment at any time, and from time to time, of this Note, and any instrument securing this Note, at the request of any person liable hereon; (d) to the granting by the holder hereof of any extension of the time for payment of the Note or for the performance of the agreements, covenants, and conditions contained in this Note, or any instrument securing this Note, at the request of any other person liable hereon; and (e) to any and all forebearances and indulgences whatsoever; and such consent shall not alter or diminish the liability of any person.

     The Borrower represents that the proceeds of this Note will be used solely for commercial and business purposes and not for personal, family, household or agricultural purposes and the Borrower acknowledges that this representation has been relied upon by the Lender.

     This Note shall be the joint and several obligation of the Borrower and all sureties, guarantors and endorsers, and shall be binding upon them and their respective successors and assigns and each or any of them.

IN WITNESS WHEREOF, the Borrower has signed and sealed this Note as of the day and year first above written.

Signed in the presence of:        Boston Biomedica, Inc.


---------------------------       ----------------------------------
Witness                           By: Richard T. Schumacher, its duly authorized
                                  Chief Executive Officer and
                                  Assistant Treasurer

                                    EXHIBIT B

                                      NONE

                                    EXHIBIT C

               TO LOAN AGREEMENT BETWEEN BOSTON BIOMEDICA, INC. &
                          COMMERCE BANK & TRUST COMPANY

Elevator Maintenance               Thyssen Dover
Alarm Monitoring                   Central Signal
Fire Inspections                   Central Signal
Building Generator                 FM Generator

Freezer Building Generator         So Shore Generator
IT Room                            Hiller Fire Protection
Air Compressor                     Kaeser Compressors
Freight Elevator                   Baron Industries
-80 Freezers & Walk-in Coolers     Minus-Eleven
Dumb Waiter                        All Tech
CCU                                Building Cleaners
Pest Control                       Waltham Chemical
Copy Machines/Faxes                Edron

                            ALLONGE TO LOAN AGREEMENT

THIS ALLONGE TO LOAN AGREEMENT (the "Allonge") made and entered into as of the 15th day of August, 2002, between Commerce Bank & Trust Company, a Massachusetts trust company with a principal place of business at 386 Main Street, Worcester, Massachusetts (hereinafter "Lender") and Boston Biomedica, Inc. of 375 West Street, West Bridgewater, Massachusetts (hereinafter "Borrower") is firmly affixed to and made a part of a certain Loan Agreement of the Borrower entered into with the Lender dated as of March 31, 2000 (hereinafter "Loan Agreement").

WHEREAS, the borrower did enter into and execute a certain Promissory Note in favor of the Bank, dated March 31, 2000, in the original amount of Two Million Nine Hundred Thousand Dollars ($2,900,000.00), and any amendments, modifications, or renewals subsequent thereto (hereinafter the "Note").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender hereby agree that the Loan Agreement is hereby amended as follows:

     1.   Section II X Paragraph two is hereby amended to read as follows:
          THE TERM "DEBT SERVICE COVERAGE RATIO" SHALL MEAN THE RATIO OF BORROWER'S NET INCOME TO BORROWER'S DEBT SERVICE FOR THE PRIOR TWELVE CONSECUTIVE MONTHS, ALL DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED. THE TERM "NET INCOME" FOR PURPOSES OF THE DEBT SERVICE COVERAGE RATIO SHALL MEAN NET PROFIT BEFORE TAXES PLUS INTEREST AND DEPRECIATION LESS UN-FINANCED CAPITAL EXPENDITURES, AND ADJUSTED UPWARDS FOR NET EQUITY RAISED. THE TERM "DEBT SERVICE" SHALL MEAN ALL PAYMENTS OF INTEREST AND ALL PAYMENTS OF PRINCIPAL AND OTHER CHARGES DUE IN PAYMENT OF LONG TERM DEBT.

     2. All references in the Loan Agreement and any other Instrument or document delivered in connection therewith to the "Loan Agreement" shall be deemed to mean the Loan Agreement as amended by this Allonge.

As hereby amended, the Loan Agreement is hereby ratified and confirmed in all respects, and all terms and provisions of the Loan Agreement not amended hereby shall remain in full force and effect.

WITNESS THE EXECUTION HEREOF, as an instrument under seal as of the date first set forth above.

Boston Biomedica, Inc.                    Commerce Bank and Trust Company


By: /s/ Kevin W. Quinlan,                 By: /s/ Roger F. Allard
    ----------------------------------        ----------------------------------
Kevin W. Quinlan, President its duly      Roger F. Allard, Senior Vice President
Authorized Chief Operations Officer and
Treasurer

Witness: /s/ [ILLEGIBLE]
         --------------------------